THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (hereinafter referred to as the "Agreement"), is entered into as of this 26th day of September, 2006, by and among, AMASYS CORPORATION, a publicly owned Delaware corporation ("Amasys"), WORLD MINERAL CORPORATION, a Nevada corporation ("WMC"), and the shareholders of WMC on the signature page hereof (the "WMC Shareholders"). Amasys, WMC and the WMC Shareholders are sometimes hereinafter collectively referred to as the "Parties" and individually as a "Party.")

                               W I T N E S S E T H

     WHEREAS, Amasys is a publicly-owned Delaware corporation with a class of common stock, par value $.01 per share (the "Amasys Common Stock"), registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which trades on the Pink Sheets under the symbol "AMAS".

     WHEREAS, the WMC Shareholders listed on Schedule I hereto own all of the issued and outstanding shares of the common stock of WMC (the "WMC Common Stock").

     WHEREAS, the Parties desire that Amasys acquire all of the WMC Common Stock from the WMC Shareholders solely in exchange for an aggregate of 14,775,000 newly issued shares of common stock (the "Exchange Shares") pursuant to the terms and conditions set forth in this Agreement.

     WHEREAS, immediately upon consummation of the Closing (as hereinafter defined), the Exchange Shares will be issued to the WMC Shareholders on a pro rata basis, in proportion to the ratio that the number of shares of WMC Common Stock held by such WMC Shareholder bears to the number of shares of WMC Common Stock held by all the WMC Shareholders as of the date of the Closing.

     WHEREAS, following the Closing, WMC will become a wholly-owned subsidiary of Amasys and the Exchange Shares will represent approximately 74% percent of the total outstanding shares of Common Stock of Amasys.

     WHEREAS, the Parties intend that the transaction contemplated herein (the "Transaction") qualify as a reorganization and tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, on the stated premises and for and in consideration of the foregoing recitals which are hereby incorporated by reference, the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE I
                                PLAN OF EXCHANGE

     1.1 The Exchange. At the Closing (as hereinafter defined), each share of WMC Common Stock issued and outstanding immediately prior to the Closing Date shall be exchanged for 14.775 shares of Amasys Common Stock. The aggregate number of shares of Amasys Stock exchanged for the WMC Shares pursuant to this Agreement shall be 14,775,000 ("Aggregate Amasys Common Stock"). From and after the Closing Date, the WMC Shareholders shall no longer own any shares of WMC
Common Stock, and the stock certificates formerly representing shares of WMC Common Stock shall represent the pro rata portion of the Exchange Shares issuable in exchange therefor pursuant to this Agreement. Any fractional shares that would result from such exchange will be rounded up to the next highest whole number so long as no more than the Aggregate Amasys Common Stock is issued.

     1.2 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall occur immediately following the satisfaction or waiver of the closing conditions set forth in Articles V and VI (the "Closing Date").

     1.3 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers' certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, and the documents and certificates provided in Sections 5.2, 5.4, 6.2, 6.4 and 6.5, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. If agreed to by the parties, the Closing may take place through the exchange of documents (other than the exchange of stock certificates) by efax, fax, email and/or express courier. At the Closing, the Exchange Shares shall be issued in the names and denominations provided by WMC.

     1.4 Standstill.

     (a) Until the earlier of the Closing or December 25, 2006 (the "No Shop Period"), neither WMC nor the WMC Shareholders will (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of WMC to or with any other entity or person, except as contemplated by the Transaction, other than sales of goods and services by WMC in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than Amasys, and its authorized agents and representatives) any nonpublic information concerning WMC or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of WMC. If either WMC or any of the WMC Shareholders shall receive any unsolicited communication or offer, WMC or the WMC Shareholders, as applicable, shall immediately notify Amasys of the receipt of such communication or offer.

     (b) During the No-Shop Period, except for any such action Amasys determines, in its sole discretion, is required in accordance with its fiduciary duties, Amasys will not (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of Amasys to or with any other entity or person, except as contemplated herein, other than sales of goods and services by Amasys in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than WMC , and its authorized agents and representatives) any nonpublic information concerning Amasys or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of Amasys. If either Amasys or any of Amasys' stockholders shall receive any unsolicited communication or offer, Amasys or such Amasys stockholder, as applicable, shall immediately notify WMC of the receipt of such communication or offer.

                                   ARTICLE II
                REPRESENTATIONS, COVENANTS, AND WARRANTIES OF WMC

     As an inducement to, and to obtain the reliance of Amasys, WMC represents and warrants as follows:

     2.1 Organization. WMC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. WMC has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of WMC's organizational documents. WMC has taken all action required by laws, its articles of incorporation, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. WMC has full power, authority, and legal right and has taken or will take all action required by law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

     2.2 Capitalization. All issued and outstanding shares of WMC are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person. WMC has no outstanding options, warrants, or other convertible securities.

     2.3  Financial Statements.

          (a) WMC has filed all local income tax returns required to be filed by it from its inception to the date hereof. All such returns are complete and accurate in all material respects.

          (b) WMC has no liabilities with respect to the payment of federal, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which WMC may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

          (c) No deficiency for any taxes has been proposed, asserted or assessed against WMC. There has been no tax audit, nor has there been any notice to WMC by any taxing authority regarding any such tax audit, or, to the knowledge of WMC, is any such tax audit threatened with regard to any taxes or WMC tax returns. WMC does not expect the assessment of any additional taxes of WMC for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of WMC.

          (d) The books and records, financial and otherwise, of WMC are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

     2.4 Information. The information concerning WMC set forth in this Agreement and the WMC Schedules (as that term is defined herein) is and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

     2.5 Common Stock Equivalents. There are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to the authorized and unissued WMC Common Stock.

     2.6 Absence of Certain Changes or Events. Except as set forth in this Agreement or the WMC Schedules (as that term is defined herein), as of the date of this Agreement and as of the Closing Date:

          (a) except in the normal course of business, there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of WMC ; or (ii) any damage, destruction, or loss to WMC (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of WMC;

          (b)  WMC has not (i)  borrowed  or  agreed  to  borrow  any  funds  or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, and except for capital raised by issuance of debt or equity in a private placement or other capital raising transaction deemed advisable by WMC; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent WMC consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business; (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of WMC; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

     2.7 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of WMC, threatened by or against WMC, or affecting WMC, or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

     2.8 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which WMC is a party or to which any of its properties or operations are subject.

     2.9  Contracts.  WMC has provided,  or will provide  Amasys,  copies of all material contracts, agreements, franchises, license agreements, or other commitments to which WMC is a party or by which it or any of its assets, products, technology, or properties are bound.

     2.10 Compliance With Laws and Regulations. WMC has complied with all applicable statutes and regulations of any federal, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of WMC.

     2.11 Approval of Agreement. The board of directors of WMC (the "WMC Board") and the WMC Shareholders have authorized the execution and delivery of this Agreement by WMC and have approved the transactions contemplated hereby.

     2.12 WMC Schedules. WMC will deliver, as soon as practicable, the following schedules, which are collectively referred to as the "WMC Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of WMC as complete, true and correct:

          (a)  a  schedule   containing  complete  and  correct  copies  of  the
               organizational documents, as amended, of WMC in effect as of the date of this Agreement; and

          (b) a schedule as requested by Amasys, containing true and correct copies of all material contracts, agreements, or other instruments to which WMC is a party or by which it or its properties are bound, specifically including all contracts, agreements, or arrangements referred to in Section 2.9.

     2.13 Title and Related Matters. WMC has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the WMC balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

          (a) statutory liens or claims not yet delinquent; and

          (b) as described in the WMC Schedules.

     2.14 Governmental Authorizations. WMC has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by WMC of this Agreement and the consummation by WMC of the transactions contemplated hereby.

     2.15 Continuity of Business Enterprises. WMC has no commitment or present intention to liquidate WMC or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

     2.16 Ownership of WMC Shares. The WMC Shareholders are the legal and beneficial owners of 100% of the WMC Common Stock as set forth on Schedule I, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the WMC Shareholders have full right, power, and authority to transfer, assign, convey, and deliver their respective WMC Common Stock; and delivery of such common stock at the Closing will convey to Amasys good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances except for any such claims, charges, equities, liens, security interests, and encumbrances arising out of such shares being held by Amasys.

     2.17 Brokers. WMC has not entered into any contract with any person, firm or other entity that would obligate WMC or Amasys to pay any commission, brokerage or finders' fee in connection with the transactions contemplated herein.

     2.18 Nominees. The nominees of WMC to serve as Amasys' directors and officers following the Closing (the "Nominees"), whose names and signatures appear on Schedule II hereto, represent that no event listed in Sub-paragraphs
(1) through (4) of Subparagraph (d) of Item 401 of Regulation S-B has occurred with respect to any of the Nominees during the past five years which is material to an evaluation of the ability or integrity of such Nominee.

     2.19 Subsidiaries and Predecessor Corporations. WMC does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or entity.

                                  ARTICLE III
              REPRESENTATIONS, COVENANTS, AND WARRANTIES OF AMASYS

     As an inducement to, and to obtain the reliance of WMC and the WMC Shareholders, Amasys represents and warrants as follows:

     3.1 Organization. Amasys is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Amasys Schedules (as hereinafter defined) are complete and correct copies of the Articles of Incorporation and Bylaws of Amasys, and all amendments thereto, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Amasys' Articles of Incorporation or Bylaws. Amasys has taken all action required by law, its Articles of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and Amasys has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, Bylaws, or otherwise to consummate the transactions herein contemplated.

     3.2 Capitalization. Amasys' authorized capitalization consists of 20,000,000 shares of Common Stock, of which no more than 5,200,000 shares of Amasys Common Stock (which includes options to purchase an additional 900,000 shares of Amasys Common Stock) will be issued and outstanding at Closing; an aggregate of 14,775,000 shares of Amasys Stock shall be issued as of immediately following the Closing and the issuance of the Exchange Shares; and 1,000,000 shares of preferred stock, par value $.01 per share, no shares of which will be issued and outstanding at Closing. All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person. The Exchange Shares will be legally issued, fully paid and non-assessable and shall not be issued in violation of the pre-emptive or other rights of any other person.

     3.3 Financial Statements. Except as set forth in the Amasys Schedules:

          (a) Amasys has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which Amasys may be liable in its own right, or as a transferee of the assets of, or as a successor to, any other corporation or entity.

          (b) Amasys has filed all federal, state, or local income tax returns required to be filed by it from inception.

          (c) The books and records, financial and otherwise, of Amasys are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          (d) No deficiency for any taxes has been proposed, asserted or assessed against Amasys. There has been no tax audit, nor has there been any notice to Amasys by any taxing authority regarding any such tax audit, or, to the knowledge of Amasys, is any such tax audit threatened with regard to any taxes or Amasys tax returns. Amasys does not expect the assessment of any additional taxes of Amasys for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of Amasys.

          (e) Amasys has good and marketable title to its assets and, except as set forth in the Amasys Schedules, has no material contingent liabilities, direct or indirect, matured or unmatured.

     3.4 SEC Filings. The Amasys Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and, except as disclosed in the Amasys Schedules, Amasys has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (collectively, the "SEC Documents"). Amasys has delivered or made available to WMC, through the EDGAR system or otherwise, true and complete copies of the SEC Documents filed with the SEC. Amasys has not provided to WMC any information which, according to applicable law, rule or regulation, should have been disclosed publicly by Amasys but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Amasys included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of Amasys and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments) .

     3.5 Information. The information concerning Amasys set forth in this Agreement and the Amasys Schedules are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

     3.6 Common Stock Equivalents. Except as set forth in the Amasys Schedules, there are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to authorized and unissued stock of Amasys.

     3.7 Absence of Certain Changes or Events. Except as described herein or in the Amasys Schedules, as of the date of this Agreement and as of the Closing
Date:

          (a) There has not been (i) any material adverse change, financial or otherwise, in the business, operations, properties, assets, or condition of Amasys (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of Amasys;

          (b) Amasys has not (i) amended its Article of Incorporation or Bylaws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Amasys; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions;
               (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees; or
               (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

          (c) Amasys has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Amasys balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Amasys; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement;

          (d) At the Closing, Amasys shall have no assets, liabilities or accounts payable of any kind or nature, actual or contingent, not disclosed in the SEC Documents; and

          (e) To the best knowledge of Amasys, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Amasys.

     3.8 Title and Related Matters. Amasys has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the Amasys balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

          (a)  statutory liens or claims not yet delinquent;

          (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

          (c)  as described in the Amasys Schedules.

     3.9 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of Amasys, threatened by or against or affecting Amasys, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

     3.10 Contracts. Amasys is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its schedules to this Agreement.

     3.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which Amasys is a party or to which it or any of its assets or operations are subject.

     3.12 Governmental Authorizations. Amasys is not required to have any licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Amasys of this Agreement and the consummation by Amasys of the transactions contemplated hereby.

     3.13 Compliance With Laws and Regulations. To the best of its knowledge, Amasys has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of Amasys or except to the extent that noncompliance would not result in the incurrence of any material liability. This compliance includes, but is not limited to, to the extent such compliance is applicable, the filing of all reports to date with the U.S. Securities and Exchange Commission (the "SEC") and state securities authorities.

     3.14 Insurance. Amasys carries sufficient casualty or liability insurance to properly insure its operations.

     3.15 Approval of Agreement. The board of directors of Amasys (the "Amasys Board") has authorized the execution and delivery of this Agreement by Amasys and has approved this Agreement and the transactions contemplated hereby.

     3.16 Material Transactions of Affiliations. Except as disclosed herein and in the Amasys Schedules, there exists no material contract, agreement, or arrangement between Amasys and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by Amasys to own beneficially, 10% or more of the issued and outstanding common stock of Amasys and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% stockholder of Amasys has, or has had during the last preceding full fiscal year, any known interest in any material transaction with Amasys which was material to the business of Amasys. Amasys has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

     3.17 Employment Matters. Amasys has no employees and uses the services of two consultants who both serve as officers of Amasys.

     3.18 Amasys Schedules. Prior to the Closing, Amasys shall have delivered to WMC the following schedules, which are collectively referred to as the "Amasys Schedules," which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

          (a) a schedule containing complete and accurate copies of the Articles of Incorporation and By-laws, as amended, of Amasys as in effect as of the date of this Agreement;

          (b) a schedule containing a copy of the federal income tax returns of Amasys identified in Section 3.3(b); and

          (c) a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Amasys Schedules.

     3.19 Brokers. Amasys has not entered into any contract with any person, firm or other entity that would obligate WMC or Amasys to pay any commission, brokerage or finders' fee in connection with the transactions contemplated herein.

     3.20 Subsidiaries. Amasys does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or other entity.



                                   ARTICLE IV
                                SPECIAL COVENANTS

     4.1 Shareholders' Actions of Amasys. Prior to the Closing, Amasys shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of common stock of Amasys (the "Written Consent"):

          (a) the approval of this Agreement and the transactions contemplated hereby and thereby; and

          (b) the removal of each current director, excluding C.W. Gilluly, of Amasys and the election of Michael Wainstein, as a director of Amasys effective at the time of the Closing; and

          (c) such other actions as the directors may determine are necessary or appropriate.

     4.2 Actions of WMC Shareholders. Prior to the Closing, WMC shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of common stock of WMC:

          (a) the approval of this Agreement and the transactions contemplated hereby and thereby; and

          (b) such other actions as the directors may determine are necessary or appropriate.

     4.3 Access to Properties and Records. Amasys and WMC will each afford to the officers and authorized representatives of the other reasonable access to the properties, books, and records of Amasys or WMC in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Amasys or WMC as the other shall from time to time reasonably request.

     4.4 Delivery of Books and Records. At the Closing, Amasys shall deliver to WMC, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of Amasys now in the possession or control of Amasys or its representatives and agents.

     4.5 Actions Prior to Closing by both Parties.

          (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Amasys or WMC Schedules or as permitted or contemplated by this Agreement, Amasys and WMC will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
               (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and
               (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

          (b) From and after the date of this Agreement until the Closing Date, neither Amasys nor WMC will: (i) make any change in their organizational documents, charter documents or Bylaws; (ii) take any action described in Section 2.6 in the case of WMC , or in
               Section 3.7, in the case of Amasys (all except as permitted therein or as disclosed in the applicable party's schedules);
               (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services, or (iv) make or change any material tax election, settle or compromise any material tax liability or file any amended tax return.

     4.6 Indemnification.

          (a) WMC hereby agrees to indemnify Amasys and each of the officers, agents and directors of Amasys as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in Article II. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(b) of this Agreement.

          (b) Amasys hereby agrees to indemnify WMC and each of the officers, agents and directors of WMC as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(c) of this Agreement.


                                   ARTICLE V
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF AMASYS

     The obligations of Amasys under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

     5.1 Accuracy of Representations; Performance. The representations and warranties made by WMC in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and WMC shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by WMC prior to or at the Closing. Amasys may request to be furnished with a certificate, signed by a duly authorized officer of WMC and dated the Closing Date, to the foregoing effect.

     5.2 Officer's Certificates. Amasys shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of WMC to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of WMC threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the WMC Schedules, by or against WMC which might result in any material adverse change in any of the assets, properties, business, or operations of WMC.

     5.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of WMC, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations.

     5.4 Other Items.

          (a) Amasys shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Amasys may reasonably request.

          (b)  Complete and satisfactory due diligence review of WMC by Amasys.

          (c) Approval of the Transaction by the WMC Board and the WMC Shareholders.

          (d) Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from WMC's lenders, creditors, vendors and lessors.



                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF WMC

     The   obligations   of  WMC  under  this   Agreement  are  subject  to  the
satisfaction, at or before the Closing, of the following conditions:

     6.1 Accuracy of Representations; Performance. The representations and warranties made by Amasys in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Amasys shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Amasys prior to or at the Closing. WMC shall have been furnished with a certificate, signed by a duly authorized executive officer of Amasys and dated the Closing Date, to the foregoing effect.

     6.2 Officer's Certificate. WMC shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of Amasys to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Amasys threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

     6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Amasys nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of Amasys.

     6.4 Good Standing. WMC shall have received a certificate of good standing from the Secretary of State of the State of Delaware or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Amasys is in good standing as a corporation in the State of Delaware and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

     6.5 Other Items.

          (a) WMC shall have received a stockholder list of Amasys containing the name, address, and number of shares held by each Amasys stockholder as of the date of Closing certified by an executive officer of Amasys as being true, complete, and accurate.

          (b) WMC shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as WMC may reasonably request.

          (c)  Complete and satisfactory due diligence review of Amasys by WMC.

          (d)  Approval  of  the   Transaction  by  the  Amasys  Board  and  the
               stockholders of Amasys.

          (e) There shall have been no material adverse changes in Amasys, financial or otherwise.

          (f) As of immediately prior to the Closing, Amasys shall have no assets, no liabilities, contingent or otherwise (other than certain liabilities which in no event shall exceed in the aggregate $1,000), and no net worth, as determined in accordance with generally accepted accounting principles.

          (g) There shall be no Amasys Common Stock Equivalents outstanding as of immediately prior to the Closing. For purposes of the foregoing, "Amasys Common Stock Equivalents" shall mean any subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from Amasys, or obligating Amasys to issue, any shares of any class of the capital stock of Amasys or any securities convertible into or exchangeable for such shares.

          (h) The resignation of the officers and directors of Amasys effective upon the Closing, with such vacancies filled by the nominees of WMC.

          (i) Although Amasys shall be the surviving corporation in the Transaction from a corporate law perspective, the Transaction shall be accounted for as a "reverse acquisition" for accounting and financial statement purposes, wherein WMC shall be deemed the surviving entity for such purposes.

          (j) Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from Amasys' lenders, creditors; vendors, and lessors.

     6.6 Amasys Preferred Stock Disposition. Amasys shall have redeemed from the holders thereof, pro rata to their respective ownership interests, 55,209 shares of Amasys Series A Preferred Stock (the "Series A") in return for payment to the holders in the form of: (a) Amasys's entire interest in the outstanding promissory note in favor of Amasys made by Comtex News Network, Inc., a Delaware corporation ("Comtex"), in the outstanding principal amount of $857,000; and (b) 2,153,437 shares of Comtex common stock. The holders of the Series A shall have converted the balance of the Series A, together with any and all rights to accrued but unpaid dividends thereon, for 2,111,860 shares of Amasys Common Stock.

     6.7 Information Statement. At least twenty-one (21) days prior to the Closing, Amasys shall have filed a Definitive Information Statement with the SEC reporting the Written Consent, the transactions contemplated herein and hereby and containing such information as requested to be filed therein.



                                  ARTICLE VII
                                   TERMINATION

     7.1 Termination.

          (a) This Agreement may be terminated by either the WMC Board or the Amasys Board at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; (iii) there shall have been any change after the date of the latest balance sheets of WMC and Amasys, respectively, in the assets, properties, business, or financial condition of WMC and Amasys, which could have a materially adverse affect on the value of the business of WMC and Amasys respectively, except any changes disclosed in the WMC and Amasys Schedules, as the case may be, dated as of the date of execution of this Agreement. In the event of termination pursuant to this paragraph (a) of Section 7.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated; (iv) the Closing Date shall not have occurred by December 25, 2006; or (v) if Amasys shall not have provided responses satisfactory in WMC's reasonable judgment to WMC's request for due diligence materials.

          (b) This Agreement may be terminated at any time prior to the Closing by action of the Amasys Board if WMC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of WMC contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to WMC. If this Agreement is terminated pursuant to this paragraph (b) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that WMC shall bear its own costs as well as the costs incurred by Amasys in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities contemplated hereby for exemption from the registration requirements of state and federal securities laws.

          (c) This Agreement may be terminated at any time prior to the Closing by action of the WMC Board if Amasys shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Amasys contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to Amasys. If this Agreement is terminated pursuant to this paragraph (c) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that Amasys shall bear its own costs as well as the costs of WMC incurred in connection with the negotiation, preparation, and execution of this Agreement.



                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Delaware.

     8.2 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

     8.3 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.
                                       18

     8.4 Confidentiality. Amasys, on the one hand, and WMC and the WMC Shareholders, on the other hand, will keep confidential all information and materials regarding the other Party designated by such Party as confidential. The provisions of this Section 8.4 shall not apply to any information which is or shall become part of the public domain through no fault of the Party subject to the obligation from a third party with a right to disclose such information free of obligation of confidentiality. Amasys and WMC agree that no public disclosure will be made by either Party of the existence of the Transaction or the letter of intent or any of its terms without first advising the other Party and obtaining its prior written consent to the proposed disclosure, unless such disclosure is required by law, regulation or stock exchange rule.

     8.5 Expenses. Except as otherwise set forth herein, each party shall bear its own costs and expenses associated with the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, all costs and expenses incurred by WMC and Amasys after the Closing shall be borne by the surviving entity. After the Closing, the costs and expenses of the WMC Shareholders shall be borne by the WMC Shareholders.

     8.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     8.7 Third Party Beneficiaries. This contract is solely between Amasys, WMC and the WMC Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     8.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the transaction. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

     8.9 Survival. The representations and warranties of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

     8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     8.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     8.12 Mediation and Arbitration.All controversies, claims, disputes and matters in question arising out of our relating to this Agreement or the breach thereof, shall be decided by mediation and/or arbitration in accordance with this Section 8.12. The party who seeks resolution of a controversy, claim dispute or other matter in question shall notify the other party in writing of the existence and subject matter hereof, and shall designate in such notice the names of three prospective mediators, each of whom shall be registered with the New York, New York office of the American Arbitration Association. The recipient party shall select from such list one individual to act as a mediator in the dispute set forth by the notifying party. The parties agree to meet with the mediator in the City of New York within two weeks after the recipient party has received notice of the dispute and agree to utilize their best efforts and all expediency to resolve the matters in dispute. The mediation shall not continue longer than two (2) hearing days without the written approval of both parties. Neither party shall be bound by any recommendation of the mediator; however, any agreement reached during mediation shall be final and conclusive.

     If the dispute is not resolved by such mediation, it shall be decided by mandatory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, including the Optional Rules for Emergency Measures of Protection. Either party may apply to the American Arbitration Association for a determination of the dispute set forth in the notification thereof by the originating party. The parties agree that the arbitration shall take place in the City of New York, and shall be governed by the laws of the state of Delaware. The award entered or decision made by the arbitrator(s) shall be final and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Expense of mediation and/or arbitration shall be shared equally by both parties.





               [Remainder of this page left intentionally blank.]

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

                                  WORLD MINERAL CORPORATION



                                  By: /s/ Michael Wainstein
                                      ------------------------------------
                                      Michael Wainstein, President



                                  AMASYS CORPORATION



                                  By: /s/ C.W. Gilluly
                                      ------------------------------------
                                      C.W. Gilluly, President

WMC SHAREHOLDERS:                       SIGNATURE:


Private Capital Partners, Inc.          /s/ Private Capital Partners, Inc.
                                        ----------------------------------
Richard Talley                          /s/ Richard Talley
                                        ----------------------------------
Dennis Tanjeloff                        /s/ Dennis Tanjeloff
                                        ----------------------------------
Kashyyk Capital, LLC                    /s/ Kashyyk Capital, LLC
                                        ----------------------------------

                                   SCHEDULE I

                            Dated: September 26, 2006

     The following persons are the only owners of the capital stock of WMC:



        Person/Entity                     Shares                     Percentage             Amasys Share Ownership

                                            554,054                     55.4%                       8,185,350
Michael Wainstein
                                            250,000                     25.0%                       3,693,750
Dennis Tanjeloff
                                            141,891                     14.2%                       2,098,050
Richard Talley
                                             54,054                      5.4%                         797,850
Kashyyk Capital, LLC

                                          1,000,000                      100%                     14,775,000
Total:


                                   SCHEDULE II

                                       to

                            STOCK EXCHANGE AGREEMENT



--------------------------------------------------------------------------------

Name:                   Position(s)                  Signature

--------------------------------- ----------------------------------------------
--------------------------------- ----------------------------------------------
                        Chairman,
Michael Wainstein       Chief Executive Officer,    /s/ Michael Wainstein
                        Chief Financial Officer     --------------------------

--------------------------------------------------------------------------------